Exhibit 10.2

VOTING AND SUPPORT AGREEMENT

THIS AGREEMENT is made as of the      day of July, 2016.

BETWEEN:

(the “Company Securityholder”)

- and –

CENTERRA GOLD INC.

a company existing under the laws of Canada

(the “Purchaser”)

WHEREAS the Company Securityholder is the registered and/or beneficial owner of that number of issued and outstanding common shares (the “Company Shares”) in the capital of Thompson Creek Metals Company Inc., a corporation existing under the laws of the Province of British Columbia (the “Company”), set forth on the Company Securityholder’s signature page attached to this Agreement;

AND WHEREAS the Company Securityholder is the holder of that number of options to acquire Company Shares (the “Company Options”) set forth on the Company Securityholder’s signature page attached to this Agreement;

AND WHEREAS the Purchaser and the Company have entered into an arrangement agreement (the “Arrangement Agreement”) concurrently with the entering into of this Agreement and propose to consummate an arrangement as set forth in the plan of arrangement attached to the Arrangement Agreement (the “Arrangement”);

AND WHEREAS the Company Securityholder acknowledges that the Purchaser would not enter into the Arrangement Agreement but for the execution and delivery of this Agreement by the Company Securityholder;

NOW THEREFORE this Agreement witnesses that, in consideration of the premises and the covenants and agreements herein contained, the parties hereto agree as follows:

ARTICLE 1
INTERPRETATION

Section 1.1                Definitions

All terms used in this Agreement that are not defined herein and that are defined in the Arrangement Agreement shall have the respective meanings ascribed to them in the Arrangement Agreement.  For the purposes of this Agreement:

“Subject Options” means that number of Company Options set forth on the Company Securityholder’s signature page attached to this Agreement, being all of the Company Options owned legally or beneficially by the Company Securityholder or over which the Company Securityholder exercises control or direction;

“Subject Securities” means, collectively, the Company Securityholder’s Subject Shares and Subject Options;

“Subject Shares” means that number of Company Shares set forth on the Company Securityholder’s signature page attached to this Agreement, being all of the Company Shares owned legally or beneficially, either directly or indirectly, by the Company Securityholder or over which the Company Securityholder exercises control or direction, either directly or indirectly, and shall further include any Company Shares issued upon the exercise by the Company Securityholder of Company Options or otherwise acquired by the Company Securityholder after the date hereof.

ARTICLE 2
COVENANTS

Section 2.1                General Covenants of the Company Securityholder

The Company Securityholder hereby covenants and agrees in favour of the Purchaser that, from the date hereof until the termination of this Agreement in accordance with Article 4, except as permitted by this Agreement:

(a)                                 at any meeting of securityholders of the Company called to vote upon the Arrangement, the Arrangement Agreement or the transactions contemplated by the Arrangement Agreement or at any adjournment or postponement thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent in lieu of a meeting) with respect to the Arrangement, the Arrangement Agreement or the transactions contemplated by the Arrangement Agreement is sought, the Company Securityholder shall cause its Subject Securities (which have a right to vote at such meeting) to be counted as present for purposes of establishing quorum and shall vote (or cause to be voted) its Subject Securities (which have a right to vote at such meeting) in favour of the approval of the Arrangement and any other matter necessary for the consummation of the Arrangement or the transactions contemplated by the Arrangement Agreement;

(b)                                 at any meeting of securityholders of the Company or at any adjournment or postponement thereof or in any other circumstances upon which a vote, consent or other approval of all or some of the shareholders or optionholders of the Company is sought (including by written consent in lieu of a meeting), the Company Securityholder shall cause its Subject Securities (which have a right to vote at such meeting) to be counted as present for purposes of establishing quorum and shall vote (or cause to be voted) its Subject Securities (which have a right to vote at such meeting) against any Acquisition Proposal and/or any matter that could reasonably be expected to delay, prevent, impede or frustrate the successful completion of the Arrangement and each of the transactions contemplated by the Arrangement Agreement (the “Prohibited Matters”);

(c)                            the Company Securityholder shall revoke any and all previous proxies granted or voting instruction forms or other voting documents delivered that may conflict or be inconsistent with the matters set forth in this Agreement;

(d)                         the Company Securityholder agrees not to directly or indirectly (i) sell, transfer, assign, grant a participation interest in, option, pledge, hypothecate, grant a security interest in or otherwise convey or encumber (each, a “Transfer”), or enter into any agreement, option or other arrangement with respect to the Transfer of, any of its Subject Securities to any person, other than pursuant to the Arrangement Agreement, or (ii) grant any proxies or power of attorney, deposit any of its Subject Securities into any voting trust or enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to its Subject Securities, other than pursuant to this Agreement;

(e)                          the Company Securityholder shall as a holder of Subject Securities cooperate with the Company and the Purchaser to successfully complete the Arrangement and the other transactions contemplated by the Arrangement Agreement and this Agreement and to oppose any of the Prohibited Matters;

(f)                           the Company Securityholder shall not exercise any rights of appraisal or rights of dissent, as applicable, from the Arrangement or the transactions contemplated by the Arrangement Agreement that the Company Securityholder may have; and

(g)                          without limiting the generality of Section 5.2, no later than 10 Business Days prior to the date of the Company Meeting: (i) with respect to any Subject Shares (and any other Subject Securities entitled to vote) that are registered in the name of the Company Securityholder, the Company Securityholder shall deliver or cause to be delivered, in accordance with the instructions set out in the Circular and with a copy to the Purchaser concurrently with such delivery, a duly executed proxy or proxies directing the holder of such proxy or proxies to vote in favour of the Arrangement; and (ii) with respect to any Subject Shares (and any other Subject Securities entitled to vote) that are beneficially owned by the Company Securityholder but not registered in the name of the Company Securityholder, the Company Securityholder shall deliver a duly executed voting instruction form to the intermediary through which the Company Securityholder holds its beneficial interest in the Company Securityholder’s Subject Securities, with a copy to the Purchaser concurrently, instructing that the Company Securityholder’s Subject Securities be voted at the Company Meeting in favour of the Arrangement. Such proxy or proxies shall name those individuals as may be designated by the Company in the Circular and such proxy or proxies or voting instructions shall not be revoked, withdrawn or modified without the prior written consent of the Purchaser.

Section 2.2                Co-operation/Alternative Transaction

If the Purchaser and Company conclude after the date of this Agreement that it is necessary or desirable to proceed with a form of transaction other than pursuant to the Arrangement Agreement (including, without limitation, a take-over bid or tender or exchange offer) whereby the Purchaser and/or its affiliates would effectively acquire all the Subject Shares on economic terms and other terms and conditions having consequences to the Company Securityholder that are substantially equivalent to or better than those contemplated by the Arrangement Agreement (any such transaction is referred to as an “Alternative Transaction”), the Company Securityholder agrees to, as applicable, support the completion of the Alternative Transaction in the same manner as this Agreement provides with respect to the Arrangement, including, in the case of a take-over bid and/or tender or exchange offer, by causing all of the Company Securityholder’s Subject Shares to be validly tendered in acceptance of such take-over bid and/or tender or exchange offer together with the letter of transmittal and, if applicable, notice of guaranteed delivery, and any other documents required in accordance with such take-over bid and/or tender or exchange offer, and will not withdraw the Company Securityholder’s Subject Shares from such take-over bid and/or tender or exchange offer except as expressly otherwise provided in this Agreement.

Section 2.3                Covenants of the Purchaser

The Purchaser agrees to comply with its obligations under the Arrangement Agreement. The Purchaser hereby agrees and confirms to the Company Securityholder that it shall take all steps required of it to consummate the Arrangement and cause the consideration to be made available to pay for the Subject Securities, in each case in accordance with and subject to the terms and conditions of the Arrangement Agreement and the Plan of Arrangement. The Purchaser hereby covenants and agrees that it shall not, without the prior written consent of the Company Securityholder: (i) decrease the consideration payable per Subject Security pursuant to the Arrangement; (ii) change the amount or form of consideration payable pursuant to the Arrangement (other than to increase the total consideration per Subject Security or to add additional consideration); (iii) impose additional conditions to completion of the Arrangement; or (iv) otherwise vary the Arrangement or any terms or conditions thereof in a manner that is adverse to shareholders of the Company.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

Section 3.1                Representations and Warranties of the Company Securityholder

The Company Securityholder hereby represents and warrants to and covenants with the Purchaser as follows, and acknowledges that the Purchaser is relying upon such representations, warranties and covenants in entering into this Agreement and the Arrangement Agreement:

(a)                                 Incorporation; Capacity; Authorization.  Where the Company Securityholder is a corporation, it is a corporation duly incorporated and validly existing under the laws of its jurisdiction of incorporation; it has the requisite corporate power and capacity and has received all requisite approvals to execute and deliver this Agreement and to perform its obligations hereunder.  Where the Company Securityholder is not a corporation, he, she or it has the power and capacity and has received all requisite approvals to execute and deliver this Agreement and to perform his, her or its obligations hereunder.

(b)                                 Enforceable.  This Agreement has been duly executed and delivered by the Company Securityholder and constitutes a legal, valid and binding obligation,

enforceable against the Company Securityholder in accordance with its terms, subject to bankruptcy, insolvency and other similar Laws affecting creditors’ rights generally, and to general principles of equity.

(c)                                  Ownership of Company Shares and Other Securities.  The Company Securityholder is the sole registered and/or beneficial owner of its Subject Securities. The Company Securityholder does not directly or indirectly control or direct, or own or have any registered or beneficial interest in, any other Company Shares or Company Options, except as disclosed on the Company Securityholder’s signature page attached to this Agreement. The Company Securityholder is and will be immediately prior to the Effective Date, the registered and/or beneficial owner of the Subject Securities, with good and marketable title thereto, free and clear of any and all Liens.

(d)                                 No Breach.  Neither the execution and delivery of this Agreement by the Company Securityholder, the consummation by the Company Securityholder of the transactions contemplated hereby nor the compliance by the Company Securityholder with any of the provisions hereof will:

(i)                                     result in any breach of, or constitute a default (or an event which with notice or lapse of time or both would become a default) (or give rise to any third party right of termination, cancellation, material modification, acceleration, purchase or right of first refusal) under any provision of the certificate of incorporation, articles, by-laws, resolutions or minutes of the board of directors of the Company Securityholder, resolution or minutes adopted by the shareholders of the Company Securityholder or any other constating document of the Company Securityholder, or under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, contract, license, agreement, lease, permit or other instrument or obligation to which the Company Securityholder is a party or by which the Company Securityholder or any of its properties or assets (including the Subject Securities) may be bound;

(ii)                                  require on the part of the Company Securityholder any filing with (other than pursuant to the requirements of applicable securities legislation (which filings the Company Securityholder will undertake) or permit, authorization, consent or approval of, any Governmental Authority or any other person; or

(iii)                               subject to compliance with any approval or Laws contemplated by the Arrangement Agreement, violate or conflict with any judgement, order, notice, decree, statute, law, ordinance, rule or regulation applicable to the Company Securityholder or any of its properties or assets, in each case other than as would not be reasonably expected to have a materially adverse effect on the Company Securityholder’s ability to perform its obligations hereunder.

(e)                          No Proceedings. There is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any Governmental Authority, or, to the knowledge of the Company Securityholder, threatened against the Company Securityholder or any of its properties that, individually or in the aggregate, could reasonably be expected to have an adverse effect on the Company Securityholder’s ability to consummate the transactions contemplated by this Agreement.  There is no order of any Governmental Authority against the Company Securityholder that could prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement, or that could reasonably be expected to have an adverse effect on the Company Securityholder’s ability to consummate the transactions contemplated by this Agreement.

(f)                           No Agreements.  No person has any agreement or option, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option, for the purchase, acquisition or Transfer of any of the Subject Securities, or any interest therein or right thereto, except pursuant to this Agreement or the Arrangement Agreement.

(g)                                  Voting.  The Company Securityholder has the sole and exclusive right to enter into this Agreement and to vote the Subject Securities (which have a right to vote at such meeting) as contemplated herein.  None of the Subject Securities is subject to any proxy, power of attorney, attorney-in-fact, voting trust, vote pooling or other agreement with respect to the right to vote, call meetings of shareholders or give consents or approvals of any kind.

(h)                                 Consents. No consent, approval, order or authorization of, or declaration or filing with, any Governmental Authority or other person is required to be obtained by the Company Securityholder in connection with the execution, delivery or performance of this Agreement.

(i)                                     Legal Proceedings. There are no legal proceedings in progress or pending before any Governmental Authority or threatened against the Company Securityholder or any judgment, decree or order against the Company Securityholder that would adversely affect in any material manner the ability of the Company Securityholder to enter into this Agreement and to perform its obligations hereunder or the title of the Company Securityholder to any of the Subject Securities.

Section 3.2                Representations and Warranties of the Purchaser

The Purchaser hereby represents and warrants and covenants to the Company Securityholder, acknowledging that the Company Securityholder is relying upon such representations, warranties and covenants in entering into this Agreement:

(a)                                 Capacity.  The Purchaser validly subsists under the federal laws of Canada and has all necessary requisite corporate power and capacity to execute and deliver this Agreement and to perform its obligations hereunder.

(b)                                 Authorization.  The execution, delivery and performance of this Agreement by the Purchaser has been duly authorized and no other internal proceedings on its part is necessary to authorize this Agreement or the transactions contemplated hereunder.

(c)                                  Enforceable.  This Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other similar Laws affecting creditors’ rights generally, and to general principles of equity.

ARTICLE 4
TERMINATION

Section 4.1                Termination

This Agreement may be terminated:

(a)                                 at any time upon the written agreement of the Purchaser and the Company Securityholder;

(b)                                 by the Company Securityholder: (i) if any of the representations and warranties of the Purchaser in this Agreement shall not be true and correct in all material respects; or (ii) if the Purchaser shall not have complied with its covenants to the Company Securityholder contained in this Agreement and such breach or such default has or may have a material and adverse effect on the consummation of the transactions contemplated by the Arrangement Agreement; provided that the Company Securityholder has notified the Purchaser in writing of any of the foregoing events and the same has not been cured by the Purchaser within 10 Business Days of the date such notice was received by the Purchaser;

(c)                                  by the Purchaser if: (i) any of the representations and warranties of the Company Securityholder in this Agreement shall not be true and correct in all material respects; or (ii) the Company Securityholder shall not have complied with its covenants to the Purchaser contained in this Agreement, provided that the Purchaser has notified the Company Securityholder in writing of any of the foregoing events and the same has not been cured by the Company Securityholder within 10 Business Days of the date such notice was received by the Company Securityholder; or

(d)                                 by the Purchaser or the Company Securityholder if the Arrangement Agreement is terminated in accordance with its terms.

Section 4.2                Effect of Termination

If this Agreement is terminated in accordance with this Article 4, the provisions of this Agreement will become void and no party shall have liability to any other party, except in respect of a breach of this Agreement which occurred prior to such termination and the Company Securityholder shall be entitled to withdraw any form of proxy or power of attorney which it may have given with respect of the Subject Securities or, if applicable, to withdraw any deposited Subject Securities to any take-over bid.

ARTICLE 5
GENERAL

Section 5.1                Capacity and Fiduciary Obligations

The Purchaser agrees and acknowledges that the Company Securityholder is bound hereunder solely in his or her capacity as a shareholder of the Company and that the provisions of this Agreement shall not be deemed or interpreted to bind the Company Securityholder or any of its directors, officers or principal shareholder in his or her capacity as a director or officer of the Company or any of its subsidiaries. For the avoidance of doubt, nothing in this Agreement shall limit or restrict any party from properly fulfilling his or her fiduciary duties as a director or officer of the Company or any of its subsidiaries and nothing in this Agreement shall prevent a Company Securityholder who is a member of the board of directors or an officer of the Company from engaging, in such Company Securityholder’s capacity as a director or officer of the Company or any of its subsidiaries, in discussion or negotiations with a person in response to any bona fide Acquisition Proposal or Superior Proposal in accordance with the terms of the Arrangement Agreement.

Section 5.2                Further Assurances

Each of the Company Securityholder and the Purchaser will, from time to time, execute and deliver all such further documents and instruments and do all such acts and things as the other party may reasonably require and at the requesting party’s cost to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

Section 5.3                Control

If any of the Subject Securities are held through a nominee, corporation, trust or other legal entity, including but not limited to a broker or other financial intermediary, over which the Company Securityholder has control as defined in the legislation governing the ownership of the property of such nominee, corporation, trust or other legal entity (either alone or in conjunction with any other person), the Company Securityholder will vote or will cause to be voted such Subject Securities and exercise its power and authority to ensure that this Agreement is complied with by such nominee, corporation, trust or other legal entity.

Section 5.4                Disclosure

Each of the Company Securityholder and the Purchaser hereby consents to the disclosure of the substance of this Agreement in any press release or any filing pursuant to applicable Canadian or United States Securities Laws, including the Circular relating to the Company Meeting and the filing of a copy thereof by the Company at www.sedar.com and www.sec.gov. The parties shall coordinate in the making and dissemination of any public announcement relating to the subject of this Agreement.

Except as set forth above or as required by applicable laws or regulations or by any Governmental Authority or in accordance with the requirements of any stock exchange, the Company Securityholder shall not make any public announcement or statement with respect to this Agreement without the approval of the Purchaser, which shall not be unreasonably withheld or delayed.  The Company Securityholder agrees to consult with the Purchaser prior to issuing each public announcement or statement with respect to this Agreement, subject to the overriding obligations of Laws.

Section 5.5                Time

Time shall be of the essence in this Agreement.

Section 5.6                Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and of Canada applicable therein.

Section 5.7                Entire Agreement

This Agreement, including the schedules hereto and the provisions of the Arrangement Agreement incorporated herein by reference constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes any prior agreement, representation or understanding with respect thereto.

Section 5.8                Amendments

This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by each of the parties hereto.

Section 5.9                Severability

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

Section 5.10             Assignment

The provisions of this Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns, provided that neither party may assign, delegate or otherwise transfer any of its rights, interests or obligations under this Agreement without the prior written consent of the other party hereto, except that the Purchaser may assign, delegate or otherwise transfer any of its rights, interests or obligations under this Agreement to an affiliate, without reducing its own obligations hereunder, without the consent of the Company Securityholder.

Section 5.11             Survival

If this Agreement is terminated, this Agreement shall become void and of no further force or effect without liability of any party (or any shareholder, director, officer, employee, agent, consultant or representative of such party) to any other party to this Agreement.

Section 5.12             Notices

Any notice, request, consent, agreement or approval which may or is required to be given pursuant to this Agreement shall be in writing and shall be sufficiently given or made if delivered, or sent by facsimile, in the case of:

(a)                                 the Purchaser, addressed as follows:

Centerra Gold Inc.

1 University Avenue, Suite 1500

Toronto, Ontario

Canada M5J 2P1

Attention:              Chief Executive Officer

Facsimile No.:      (416) 204-1954

E-mail:                   scott.perry@centerragold.com

with a copy (which shall not constitute notice) to:

Stikeman Elliott LLP

5300 Commerce Court West

199 Bay Street

Toronto, Ontario

Canada M5L 1B9

Attention:              John J. Ciardullo

Telephone:            (416) 869-5235

Facsimile:              (416) 947-0866

(b)                                 the Company Securityholder, as set forth on the signature page to this Agreement or to such other address as the relevant person may from time to time advise by notice in writing given pursuant to this Section.  The date of receipt of any such notice, request, consent, agreement or approval shall be deemed to be the date of delivery or sending thereof if sent or delivered during normal business hours on a Business Day at the place of receipt and, otherwise, on the next following Business Day.

Section 5.13             Specific Performance and other Equitable Rights

It is recognized and acknowledged that a breach by any party of any material obligations contained in this Agreement will cause the other party to sustain injury for which it would not have an adequate remedy at law for money damages. Accordingly, in the event of any such breach, any aggrieved party shall be entitled to the remedy of specific performance of such obligations and interlocutory, preliminary and permanent injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

Section 5.14             Expenses

Each of the parties shall pay its respective legal, financial advisory and accounting costs and expenses incurred in connection with the preparation, execution and delivery of this Agreement and all documents and instruments executed or prepared pursuant hereto and any other costs and expenses whatsoever and howsoever incurred.

Section 5.15             Counterparts

This Agreement may be executed in any number of counterparts (including counterparts by facsimile) and all such counterparts taken together shall be deemed to constitute one and the same instrument.  The parties shall be entitled to rely upon delivery of an executed facsimile or similar executed electronic copy of this Agreement, and such facsimile or similar executed electronic copy shall be legally effective to create a valid and binding agreement between the parties.

Remainder of page intentionally left blank.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first written above.

CENTERRA GOLD INC.

By:
Name:
Title:

[SIGNATURE PAGE TO VOTING AGREEMENT]

(Print Name of Company Securityholder)

(Signature of Company Securityholder or Authorized Signatory)

(Place of Residency)

(Print Name and Title)

Address:

Telephone:

Facsimile:

(Number of Company Shares Held)

(Number of Company Options Held)

[SIGNATURE PAGE TO VOTING AGREEMENT]